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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 24, 2007
                                                         ----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                (Exact name of registrant specified in Charter)




   Delaware                        333-130545                  13-3416059
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)






                   250 Vesey Street
            4 World Financial Center 28th Floor
                  New York, New York                           10080
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         (Address of principal executive offices)             Zip Code




          Registrant's telephone, including area code:  (212) 449-0357

                                   No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.      Other Events
                ------------

     Dechert LLP has been retained by this registrant as counsel for its Registration on Form S-3 (Commission File No. 333-130545) in connection with various transactions. Legal opinions by Dechert LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and
Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Not applicable.

        (d)    Exhibits:

               5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

               8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

               23.1  Consent of Dechert LLP (included in Exhibit 5.1).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MERRILL LYNCH MORTGAGE INVESTORS,
                                             INC.


                                             By:    /s/ Matthew Whalen
                                                    ------------------
                                             Name:  Matthew Whalen
                                             Title: President

Dated:  January 24, 2007

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                               INDEX TO EXHIBITS

Exhibit No.             Description
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5.1                     Opinion as to legality (including consent)
8.1                     Opinion as to tax matters (including consent included in
                        Exhibit 5.1)
23.1                    Consent of Dechert LLP (included in Exhibit 5.1)